Exhibit 99.1

Leading a Revolution in the Lead Acid Battery Industry “Lead Reinvented” Corporate Presentation December 2018

Safe Harbor

This document contains forward-looking statements concerning Aqua Metals, Inc. Forward-looking statements include, but are not limited to, our plans, objectives, expectations and intentions and other statements that contain words such as "expects," "contemplates," "anticipates," "plans," "intends," "believes" and variations of such words or similar expressions that predict or indicate future events or trends, or that do not relate to historical matters. The forward looking statements in this document include the strength and efficacy of Aqua Metals' portfolio of patent applications and issued patents, the lead acid battery recycling industry, the future of lead acid battery recycling via traditional smelters, the Company's development of its commercial lead acid battery recycling facilities, the quality and efficiency of the Company's proposed lead acid battery recycling operations, and the Company's proposed joint development agreement with JCI and other potential licensing agreements. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the risk that the Company may not be able to produce and market AquaRefined lead on a commercial basis or, if the Company achieves commercial operations, that such operations will be profitable, (2) the fact that the Company only recently commenced production of AquaRefined lead and has not generated any significant revenue from the sale of AquaRefined lead to date, thus subjecting the Company to all of the risks inherent in an early-stage company; (3) the risk no further patents will be issued on the Company's patent applications or any other application that it may file in the future and that those patents issued to date and any patents issued in the future will be sufficiently broad to adequately protect the Company's technology, (4) the risk that the Company's initial patents and any other patents that may be issued to it may be challenged, invalidated, or circumvented, (5) the risk that the Company may not be able to successfully conclude its proposed joint development agreement with JCI or, if it does, realize the expected benefits of such agreement, (6) risks related to Aqua Metals' ability to raise sufficient capital, as and when needed, to develop and operate its recycling facilities and fund continuing losses from operations as the Company endeavors to achieve profitability; (7) changes in the federal, state and foreign laws regulating the recycling of lead acid batteries; (8) the Company's ability to protect its proprietary technology, trade secrets and know-how and (9) those other risks disclosed in the section "Risk Factors" included in the Company's Quarterly Report on Form 10-Q filed on November 7, 2018. Aqua Metals cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur, except as required by law.

AQUA METALS | Lead Reinvented.
Copyright © 2018 Aqua Metals, Inc. All Rights Reserved.
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Aqua Metals Overview

The Company's patented AquaRefining technology is positioned to disrupt the lead recycling industry

- Innovative recycling technology produces high purity lead from used lead acid batteries ("LABs") with major emissions reductions as compared to smelting
- Novel, IP-protected modular equipment/process utilizes a safe and bio-degradable electrolyte to dissolve lead compounds for electroplating
- Inaugural facility at Tahoe Reno Industrial Center ("TRIC") is now producing and shipping high purity AquaRefined lead to battery manufacturers
- 24/7 production achieved with initial four modules
- Production expected to ramp over course of 2019 as capital program seeks to recover the electrolyte, increase contribution margin
- Nasdaq Traded (AQMS): $2.07 (52-week range: $1.42 – $4.22)
- Market Capitalization: $91 Million
- Inside Ownership: 12%
- Employees: ~ 90


AQUAMETALS





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Investment Highlights

- Proven Technology Targeting $20+ Billion Global Lead Commodity Market
- First Company to Develop a Cleaner Alternative to Smelting for Lead Recycling
- Pursuing Strategic Partnership with Johnson Controls, Inc., the World's Largest Battery Company
- Supply Agreements with Interstate Batteries and Others
- Strong IP Portfolio and Intellectual Property Strategy Provides Protection for the Company's AquaRefining Technology
- Experienced Management and Board, with Deep Expertise in Process Chemistry and Lead Recycling Technologies

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Lead Acid Battery (LAB) Market Driving Demand for Lead

Market Overview

- LAB production constitutes the largest use of lead today[1]
- Annual LAB sales expected to grow from $50+ billion today to $84+ billion by 2025[2] driving demand for lead
- To address growing shortage of high-purity lead, over 99% of used LABs are sent to recycling for lead extraction[4]
  - Recycled lead comprises >50% of all lead produced worldwide and >70% in the US[1], outpacing lead produced from mining
  - New high-growth LAB applications such as data centers, telecoms and 48V automotive require more high-purity lead
  - Smelter-based battery recycling cannot produce high-purity lead without additional refining
- LABs still represent over 95% of all batteries produced[3] due to recyclability, safety and performance (when compared to Li-ion and NiMH)

Lead Market[5]

(million mT/year)


Global Lead Production
Lead from recycling
Primary from Secondary
Primary from Pb/bulk concentrate
16
14
12
10
8
6
4
2
0
1995
2000
2005
2010
2015

Global Battery Production[2]

(GWh/year)


96%
4%
LAB
Li-ion
NiMH
Other

1) International Lead Association Research.
2) Grand View Research Report
3) Sandia National Laboratories, 25th International Materials Congress Presentation.
4) .BCI International, "Study Finds Lead Batteries Are Most Recycled Consumer Product".
5) CHR Metals Research through 2017.

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• Smelting - the current, conventional method of LAB recycling – A high temperature, polluting process with large costs and risks for proper environmental containment that can also leave behind large volumes of waste – Additional refining required to produce the high purity lead required for more modern and advanced lead acid batteries – Capacity expansion limited by environmental regulations and concerns The Problem and Solution to Recycling LABs 6 • AquaRefining – novel, electrochemical, significantly less polluting alternative to LAB recycling – Room temperature, water - based process – Reduced, streamlined permitting with less environmental impact than smelting – Produces high - purity lead assayed at 99.996% – Uses less energy than smelting – Modular and scalable design – Co - exists with existing battery recycling facilities that want to expand capacity and product mix while decreasing emissions VS

How AquaRefining Works

- Used LABs are delivered, broken down and separated, with the plastics and hard metallics removed and the remaining lead paste (approximately 50% of the battery) sent to AquaRefining
- AquaRefining occurs in two steps:
  1. A room temperature, water-based and bio-degradable lead-containing electrolyte is produced
  2. In a continuous process, a rotating disc electrolyzer plates and recovers lead from the electrolyte
- Ultra pure AquaRefined lead can then be cast into ingots
- The hard metallics removed from the used LABS are presently sold off and commencing in Q1 2019 we will begin to process the hard metallics into lead ingots in growing percentages over time



LEAD INGOTS
SEPARATED PLASTICS
SODIUM SULPHATE
ULTRA PURE AQUAREFINED LEAD
HARD METALLICS
PLASTICS
WATER
LEAD PASTE
AquaRefining
1
2

AquaRefineries are constructed using a modular design to enable scaling to fit a plant's desired manufacturing capacity – allowing AquaRefining to be added to an existing battery recycling facility. Operating at full-capacity, each module is designed to produce 2.4 mT/day of AquaRefined lead.

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TRIC Production Facility – Significant Progress Made

We have proven that AquaRefining works!

Q1 2018
- Completed first 24-hour run of an AR module

Q2 2018
- Began continuous production of AquaRefined lead at LME + Premium

Q3 2018
- Shipped first 20-tonne truckload of lead bullion to JCI

Q4 2018
- Achieved steady state, 24/7 operations with initial four modules
- Commissioned Ingot line to enable direct shipment to battery manufacturing facilities
- Achieved approved lead supplier status from Johnson Controls
- Process improvements underway in order to recycle electrolyte and improve contribution margin
  - Initial phase to be completed around end of 2018 which is expected to recapture 75% of electrolyte
  - Second phase set for first half of 2019 which is expected to recapture remaining 25% of electrolyte



Aqua Metals' AquaRefining Modules at its TRIC facility

AQUA METALS | Lead Reinvented.

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Strategic Partnership with Johnson Controls

Johnson Controls **The World's Largest Battery Company**	• Produces 20-30% of the world's LABs and utilizes an equivalent percentage of the global lead supply[1] • Pioneered vertical integration and closed loop management of product life-cycle (manufacture batteries, distribute/recover, recycle) • Significant operations in the US, Canada, Mexico, South America, the EU and China
Material Supply and Offtake Agreement	• Established a 5-year, "rolling evergreen" supply and offtake agreement to provide the Company with used batteries on a tolling basis and to take up to 100% of the lead produced at TRIC at LME + Premia (at Aqua Metals' discretion) • Supports the potential expansion of TRIC from 16 to 32 AR modules
Equipment & Technology Licensing Agreement	• Aqua Metals and JCI are pursuing a joint development agreement whereby Aqua Metals is to supply AquaRefining and related equipment to JCI to progressively convert select locations of JCI's lead recycling facilities to AquaRefineries worldwide • Covers equipment, technology, licenses, patents and trade secrets • On April 16, 2018, the Company and JCI agreed to extend the timelines for concluding their joint development agreement by one year

1) Forbes, "Johnson Controls Shores Up Its Market Share As Exide Files For Bankruptcy".

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• Utilize current cash for capital programs targeting electrolyte recycling/reuse to improve contribution margin • Continue to focus production and improvements on first four modules to minimize losses and conserve capital • Increase proportion of finished metallic lead recovered from breaking batteries for which we can receive a premium over LME to unlock further contribution margin and improve plant economics • Begin to scale to current 16 AR modules at TRIC once neutral to positive contribution margin is demonstrated • Enter into joint development agreement with JCI (April 2019) and equipment and technology licensing agreements with other partners to bring in higher margin revenue streams, propelling margins and driving multiple expansion • Potential to pursue non - dilutive financing at expansion point, supported and de - risked by existing supply and offtake partnerships Capital Light / Equipment Licensing Business Strategy 10 1 2b

Licensing Greatly Expands Market Opportunity

Illustrative Scope	TRIC Facility – Reno, Nevada	Equipment and Technology Supply
Description	Aqua Metals intends to complete ramp up at its lead recycling facility to 16 modules and potentially expand to 32 modules	Aqua Metals intends to supply AR equipment, technology and services to convert and update lead recycling facilities worldwide
Reach	US	NAFTA, EU, China
Potential % of Market	<1%	100%
Potential Lead Sales	**$100M+**	**$20B+**

Benefits of Retrofitting AquaRefining Modules in Existing Smelting Facility

- Recycling of lead paste through AquaRefining has potential to effectively double plant capacity
- Lower permitting requirements
- No concerns regarding increasing air emissions
- Potential to produce higher purity lead

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• IP Strategy focused on “Materials and Methods” – Proving electrochemical battery recycling is viable – Actively protecting our breakthrough technology • Filed 90 patent applications across 7 distinct patents • Key patents filed in up to 21 different countries / regions • 9 patents granted and 1 allowance by the following governing authorities: – US – Canada – Korea – Australia – Japan – South Africa – China – Europe – African Intellectual Property Organization – Mexico – Ukraine Technology Supported by Strong IP Portfolio 12

Experienced Management and Board Focused on Execution

Executive Management Team

Stephen Cotton, ***President***

- Extensive background in building, deploying, managing and decommissioning lead-acid batteries
- Served as Chief Commercial Officer of Aqua Metals from January 2015 to June 2017
- Spent 15 years as the Co-Founder and CEO of Data Power Monitoring Corporation and IntelliBatt (now Canara), a company with data center battery-monitoring products and services exited to a private equity firm in 2012

Judd Merrill, ***CFO***

- Proven skills in SEC compliance and reporting, cash management, budgeting, forecasting, inventory management, due diligence, M&A and project management
- Formerly Director of Finance/Accounting for Klondex Mines Ltd.

Ben Taecker, ***Vice President of Operations***

- 17 years of experience in manufacturing and operations leadership
- Spent 6 years in progressive leadership roles at JCI Lead Acid Battery Recycling Center in Florence, SC and was involved in early planning, construction, commissioning, scaling and leading operations of the facility.

Independent Directors

S. Shariq Yosufzai, ***Non-Executive Chairman***

- Held various executive positions at Chevron for 20+ years and has held numerous Board and Chairman positions

Vincent DiVito, ***Chair of the Audit Committee***

- Experienced in accounting and financing of NASDAQ companies; former CFO of fast-growing specialty chemicals company

Sushil ("Sam") Kapoor, ***Chair of Compensation Committee***

- 30+ years of technology and operations experience; former Chief Global Operations Officer of Equinix, ran design/build/ops from 7-200+ sites while market cap grew from <$100M to $35B

Mark Stevenson, ***Chair of the Nominating & Corporate Governance Committee***

- Former Head of Asian Operations for RSR / EcoBatt; experienced and successful in lead smelting and battery recycling; owner and organizer of bi-annual Secondary Lead Conference, accomplished metallurgist

Eric Prouty

- Experienced sustainability-focused analyst and successful business development consultant; Director of Hudson Technologies

Mark Slade

- Former Director of the London Metals Exchange; experienced and successful in metals and commodities trading

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Financial Overview

Capitalization as of September 30, 2018 15 Cash and Cash Equivalents $28.8 million Debt Interstate Batteries, 11% Secured Convertible Note, $7.12 Conversion Price, Matures May 18, 2019 $6.1 million Green Bank, Prime Rate plus 2 - 6% Secured Loan, Matures November 3, 2036 (1) $9.7 million Thermo Fisher Financial Service, Capital Lease Obligations $0.1 million Warrants Outstanding (in thousands of shares) 2,341 Interstate Batteries $3.33 Exercise Price, Expires June 23, 2020 702 $9.00 Exercise Price , Expires May 24, 2019 1,605 National Securities Corporation, $10.00 Exercise Price, Expires November 21, 2019 33 Common Stock (Outstanding as of September 30, 2018, in thousands of shares ) 28,694 Shares Outstanding Owned by Officers and Directors: 803 2.8% Strategic Partners: 1,413 4.9% Other Insiders: 4,722 16.5% 1) Net of issuance costs.

Operating Results 16 2018 2017 2018 2017 Product sales 1,169$ 589$ 3,378$ 1,192$ Operating cost and expense Cost of product sales 6,453 3,140 16,489 5,671 Research and development cost 967 1,367 3,645 6,538 General and administrative expense 2,174 1,925 7,862 4,897 Impairment charge - - - 2,411 Total operating expense 9,594 6,432 27,996 19,517 Loss from operations (8,425) (5,843) (24,618) (18,325) Other income and expense Interest expense (919) (454) (2,225) (1,250) Interest and other income 81 7 123 28 Total other expense, net (838) (447) (2,102) (1,222) Loss before income tax expense (9,263) (6,290) (26,720) (19,547) Income tax expense - - (2) (2) Net loss $ (9,263) $ (6,290) $ (26,722) $ (19,549) Weighted average shares outstanding, basic and diluted 38,779,710 20,265,020 32,553,939 19,732,372 Basic and diluted net loss per share $ (0.24) $ (0.31) $ (0.82) $ (0.99) Three months ended September 30 Nine months ended September 30,

Balance Sheet 17 ASSETS September 30, 2018 December 31, 2017 Current assets Cash and cash equivalents 28,772$ 22,793$ Accounts receivable 861 882 Inventory 1,089 1,239 Prepaid expenses and other current assets 322 770 Total current assets 31,044 25,684 Non-current assets Property and equipment, net 46,411 45,733 Intellectual property, net 1,318 1,461 Other assets 1,574 1,564 Total non-current assets 49,303 48,758 Total assets 80,347$ 74,442$ LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities Accounts payable 1,874$ 1,436$ Accrued expenses 2,020 1,801 Deferred rent, current portion 203 192 Notes payable, current portion 323 405 Convertible note payable, current portion 3,029 - Total current liabilities 7,449 3,834 Deferred rent, non-current portion 644 771 Asset retirement obligation 733 701 Notes payable, non-current portion 8,669 8,839 Convertible note payable, non-current portion - 1,332 Total liabilities 17,495 15,477 Stockholders’ equity Common stock and Additional paid-in capital 144,416 113,807 Accumulated deficit (81,564) (54,842) Total stockholders’ equity 62,852 58,965 Total liabilities and stockholders’ equity 80,347$ 74,442$

Key Prospective Milestones

2H 2018	• Complete Phase I of capital improvement plan expected to achieve 75% recovery of electrolyte • Continue discussions with additional prospective partners
2019	• Prove contribution margin to begin scaling of facility to 16 modules (capex & opex improvements) • Begin Phase II of capital improvement plan expected to achieve additional 25% recovery of electrolyte • Increase proportion for finished lead recovered to boost plant economics • Complete JCI joint development agreement • Commence engineering and define AquaRefining rollout plan for inaugural JCI facility • Pursue and evaluate strategic relationships including licensing or co-processing relationships with existing or potential partners • Consider potential TRIC expansion to 32 AR modules



AQUA METALS Lead Reinvented.
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19 Takeaways • Aqua Metals is at a key inflection point – Fortified management and board members focused on execution – AquaRefining works and in early stages of commercial production – Partnerships are strengthening and new partnership potential is growing • The lead market is growing in size and complexity – Market growth projections continue and LME trend for lead appears favorable – Advent of advanced lead batteries (AGM start / stop, stationary applications) increases market value of pure AquaRefined lead we believe we can capture • Risk is weighted much more towards ability to execute than ability to invent – Fundamental technology is widely accepted as proven – Specific capital plan to increase margins in place to be deployed in 2019 • Increasing backdrop of corporate and government support for sustainability and profitable environmental companies should stimulate further partnerships

www.AquaMetals.com NASDAQ: AQMS